UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2012

UNIVERSAL POWER GROUP, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-33207	75-1288690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1720 Hayden Road, Carrollton, Texas	75006
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (469) 892-1122

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01:	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On September 27, 2012, Universal Power Group, Inc. (“UPG”) received a notification (the “Notice”) from the NYSE MKT LLC(the “Exchange”) notifying UPG that it failed to timely notify the Exchange of the record date for UPG’s upcoming annual meeting of shareholders scheduled for October 23, 2012 as required by Section 703 of the NYSE MKT Company Guide.

On September 28, 2012, UPG issued a press release announcing the receipt of the Notice and that its 2012 annual meeting is scheduled for October 23, 2012 for shareholders of record as of September 11, 2012.

UPG will take all necessary and reasonable action to make certain that it will be in compliance with Section 703 in the future.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Power Group, Inc.

Date: October 2, 2012	By:	/s/ Ian Edmonds
		Name:	Ian Edmonds
		Title:	President and CEO